EXHIBIT 32.2


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


         Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
1350), the undersigned officer of Novadel Pharma Inc. a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) The Quarterly Report on Form 10-QSB for the quarterly period ended January 31, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 16, 2004                                /s/ Donald J. Deitman
                                                     -------------------------
                                                     Donald J. Deitman
                                                     Chief Financial Officer


         This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.








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